                                                                      EXHIBIT 21


                SUBSIDIARIES OF FELCOR LODGING TRUST INCORPORATED
                                (AS OF 12/31/99)


The following lists all of the subsidiaries of FelCor Lodging Trust Incorporated by name, state of organization and type of entity:

                                                     STATE OF
NAME OF SUBSIDIARY                                 ORGANIZATION            TYPE OF ENTITY
------------------                                 ------------            --------------
Special Remote I, Inc.                               Delaware              Corporation

FelCor Nevada Holdings, L.L.C.                       Nevada                Limited Liability Company

FelCor Lodging Limited Partnership                   Delaware              Limited Partnership

FelCor/CSS Hotels, L.L.C.                            Delaware              Limited Liability Company

FelCor/LAX Hotels, L.L.C.                            Delaware              Limited Liability Company

FelCor/CSS Holdings, L.P.                            Delaware              Limited Partnership

FelCor/St. Paul Holdings, L.P.                       Delaware              Limited Partnership

FelCor/LAX Holdings, L.P.                            Delaware              Limited Partnership

Los Angeles International Airport Hotel              Texas                 Limited Partnership
   Associates, L.P.

FelCor/Charlotte Hotel, L.L.C.                       Delaware              Limited Liability Company

FelCor/Indianapolis Hotel, L.L.C.                    Delaware              Limited Liability Company

E. S. Charlotte Limited Partnership                  Minnesota             Limited Partnership

E.S. North, an Indiana Limited Partnership           Indiana               Limited Partnership

FelCor Eight Hotels, L.L.C.                          Delaware              Limited Liability Company

Promus/FCH Development Company, L.L.C.               Delaware              Limited Liability Company

Promus/FCH Condominium Company, L.L.C.               Delaware              Limited Liability Company

                                                     STATE OF
NAME OF SUBSIDIARY                                 ORGANIZATION            TYPE OF ENTITY
------------------                                 ------------            --------------
EPT Atlanta-Perimeter Center Limited                 Delaware              Limited Partnership
   Partnership

EPT Austin Limited Partnership                       Delaware              Limited Partnership

EPT Covina Limited Partnership                       Delaware              Limited Partnership

EPT Kansas City Limited Partnership                  Delaware              Limited Partnership

EPT Meadowlands Limited Partnership                  Delaware              Limited Partnership

EPT Overland Park Limited Partnership                Delaware              Limited Partnership

EPT Raleigh Limited Partnership                      Delaware              Limited Partnership

EPT San Antonio Limited Partnership                  Delaware              Limited Partnership

FCH/DT Hotels, L.L.C.                                Delaware              Limited Liability Company

FCH/DT Holdings, L.P.                                Delaware              Limited Partnership

FCH/DT BWI Holdings, L.P.                            Delaware              Limited Partnership

Kingston Plantation Development Corp.                Delaware              Corporation

FCH/PSH, L.P.                                        Pennsylvania          Limited Partnership

Promus/FelCor Lombard Venture                        Illinois              General Partnership

MHV Joint Venture                                    Texas                 General Partnership

Promus/FelCor Parsippany Venture                     New Jersey            General Partnership

Promus/FelCor San Antonio Venture                    Texas                 General Partnership

Promus/FelCor Hotels, L.L.C.                         Delaware              Limited Liability Company

Promus/FelCor Manager, Inc.                          Delaware              Corporation

                                                     STATE OF
NAME OF SUBSIDIARY                                 ORGANIZATION            TYPE OF ENTITY
------------------                                 ------------            --------------
Brighton at Kingston Plantation, L.L.C.              Delaware              Limited Liability Company

FelCor Hotel Operating Company, L.L.C.               Delaware              Limited Liability Company

FelCor Hospitality Company, L.L.C.                   Delaware              Limited Liability Company

FelCor Hospitality Holding Company, L.L.C.           Delaware              Limited Liability Company

FelCor St. Louis Company, L.L.C.                     Delaware              Limited Liability Company

FelCor  Hotel Asset Company, L.L.C.                  Delaware              Limited Liability Company

FelCor HHCL Company, L.L.C.                          Delaware              Limited Liability Company

FelCor Hotels GenPar, L.L.C.                         Delaware              Limited Liability Company

FelCor Hotels Limpar, L.L.C.                         Delaware              Limited Liability Company

FelCor Hotels Financing I, L.L.C.                    Delaware              Limited Liability Company

FelCor Hotels Financing II, L.L.C.                   Delaware              Limited Liability Company

FelCor Chat-Lem, L.L.C.                              Delaware              Limited Liability Company

FelCor Lodging Company, L.L.C.                       Delaware              Limited Liability Company

FelCor Lodging Holding Company, L.L.C.               Delaware              Limited Liability Company

FelCor Philadelphia Center, L.L.C.                   Delaware              Limited Liability Company

FelCor Pennsylvania Company, L.L.C.                  Delaware              Limited Liability Company

FelCor Airport Utilities, L.L.C.                     Delaware              Limited Liability Company

FelCor Salt Lake, L.L.C.                             Delaware              Limited Liability Company

FelCor Omaha Hotel Company, L.L.C.                   Delaware              Limited Liability Company

FelCor Moline Hotel, L.L.C.                          Delaware              Limited Liability Company

                                                     STATE OF
NAME OF SUBSIDIARY                                 ORGANIZATION            TYPE OF ENTITY
------------------                                 ------------            --------------
FelCor Country Villa Hotel, L.L.C.                   Delaware              Limited Liability Company

FelCor Marshall Motels, L.L.C.                       Delaware              Limited Liability Company

FelCor Canada Holding GP, L.L.C.                     Delaware              Limited Liability Company

FelCor Canada Co.                                    Nova Scotia           Unlimited Liability Company

FelCor Canada Holding, L.P.                          Delaware              Limited Partnership

FelCor Hotel Company, Ltd.                           Texas                 Limited Partnership

FelCor Hotels Investments I, Ltd.                    Texas                 Limited Partnership

FelCor Hotels Investments II, Ltd.                   Texas                 Limited Partnership

HHHC GenPar, L.P.                                    Delaware              Limited Partnership

Center City Hotel Associates                         Pennsylvania          Limited Partnership

HI Chat-Lem/Iowa - New Orleans Venture               Louisiana             General Partnership

FHAC Nevada Holdings, L.L.C.                         Nevada                Limited Liablity Company

FHAC Texas Holdings, L.P.                            Texas                 Limited Partnership

FelCor/MM Hotels, L.L.C.                             Delaware              Limited Liability Company

FelCor/MM Holdings, L.P.                             Delaware              Limited Partnership

FelCor Hotels GenPar II, L.L.C.                      Delaware              Limited Liability Company

FelCor Hotel Company II, Ltd.                        Texas                 Limited Partnership

FelCor/New Orleans Annex, L.L.C.                     Delaware              Limited Liability Company

Park Central Joint Venture                           Texas                 General Partnership

Tysons Corner Hotel Company, L.L.C.                  Delaware              Limited Liability Company